EXECUTION VERSION

[*] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

[*], as Buyer, AOMR TRS SPE, LLC, as Seller, and ANGEL OAK MORTGAGE REIT, INC., as Guarantor AMENDMENT NO. 5 dated as of April 22, 2026 to the PRICING SIDE LETTER dated as of March 28, 2024

AMENDMENT NO. 5 TO THE PRICING SIDE LETTER
This Amendment No. 5 to the Pricing Side Letter, dated as of April 22, 2026 (this “Amendment”), is entered into by and among [*], as buyer (“Buyer”), AOMR TRS SPE, LLC, a Delaware limited liability company, as seller (“Seller”), and Angel Oak Mortgage REIT, Inc., a Maryland corporation, as guarantor (“Guarantor”). Any capitalized terms not defined herein shall have the meaning assigned to such term in the Pricing Side Letter (as defined below).
WHEREAS, the parties hereto entered into that certain Pricing Side Letter, dated as of March 28, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”); and
WHEREAS, the parties hereto desire to amend the Pricing Side Letter as described below;
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendments. Effective as of the Amendment Effective Date,
(a)The Pricing Side Letter is hereby amended (a) to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and (b) to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text), in each case, as set forth in the marked copy of the Pricing Side Letter attached hereto as Exhibit A; provided, that each party hereto hereby acknowledges that certain text reflected as changes but included solely to identify an amendment to the Pricing Side Letter (including document identification numbers in the document footer,

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explanatory text in the document header and/or in footnotes referencing an amendment to the Pricing Side Letter) are included solely for administrative purposes; and
(b)Schedule 2 to the Pricing Side Letter is hereby amended by attaching Exhibit B attached hereto immediately following the title page for “SELLER UNDERWRITING GUIDELINE SUMMARY (HELOCS)”.
Section 2.Conditions to Effectiveness of this Amendment. This Amendment shall become effective on the date on which Buyer shall have received and Seller shall have completed, or shall have caused to be completed, the following conditions (such date, the “Amendment Effective Date”):
(c)the execution and delivery of this Amendment by each of the parties hereto;
(d)the execution and delivery of that certain Amendment No. 2 to the Master Repurchase Agreement, dated as of the date hereof, by each of the parties thereto;
(e)the execution and delivery of that certain Amendment No. 1 to the Pledge Agreement of [*], dated as of the date hereof, by each of the parties thereto;
(f)the execution and delivery of that certain Custodial Agreement with [*], dated as of the date hereof, by each of the parties thereto;
(g)the execution and delivery of that certain Servicer Acknowledgement with [*], dated as of the date hereof, by each of the parties thereto;
(h)with respect to each of Seller and [*], a UCC-3 financing statement amendment in form and substance satisfactory to Buyer, amending the description of collateral therein;
(i)the execution and delivery of that certain opinion of Alston & Bird, LLP, with respect to certain authority, enforceability and perfection and security interest matters, in form and substance reasonably acceptable to Buyer; and
(j)Buyer shall have received all fees, expenses and other amounts due and payable to it under the Pricing Side Letter, the other Program Agreements and this Amendment on or prior to the date hereof.
Section 3.Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Pricing Side Letter shall remain in full force and effect and all such provisions shall apply equally to the terms and conditions set forth herein. This Amendment shall be effective as of the Amendment Effective Date upon the satisfaction of the conditions precedent set forth in Section 2 above and shall not be effective for any period prior to the Amendment Effective Date. After this Amendment becomes effective, all references in the Pricing Side Letter to “this Pricing Side Letter,” “hereof,” “herein” or words of similar effect referring to the Pricing Side Letter or references to the Pricing Side Letter in the other Program Agreements, shall be deemed to be references to the Pricing Side Letter as

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amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Pricing Side Letter other than as set forth herein.
Section 4.Representations and Warranties. Seller and Guarantor each hereby represents and warrants that:
(k)it has the requisite power and authority, and legal right, to execute and deliver this Amendment and to perform its obligations under this Amendment, the Pricing Side Letter as amended by this Amendment and the other Program Agreements to which it is a party;
(l)each of this Amendment, the Pricing Side Letter as amended by this Amendment and the other Program Agreements to which it is a party constitutes a legal, valid and binding obligation of it enforceable against it in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);
(m)each representation and warranty of it contained in the Pricing Side Letter as amended by this Amendment and the other Program Agreements to which it is a party is true and correct and is hereby restated and affirmed;
(n)each covenant and each other agreement of it contained in the Pricing Side Letter as amended by this Amendment and the other Program Agreements to which it is a party is true and correct and is hereby restated and affirmed;
(o)the execution and effectiveness of this Amendment shall not materially affect it in the performance of its obligations under the Pricing Side Letter and the other Program Agreements; and
(p)in order to induce Buyer to execute and deliver this Amendment and as of the Amendment Effective Date, it is in full compliance with all of the terms and conditions of that certain Master Repurchase Agreement, dated as of March 28, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), by and among Buyer, Seller and Spruce Mortgage Trust, and each other Program Agreement and no Default or Event of Default has occurred and is continuing under the Repurchase Agreement or any other Program Agreement.
Section 5.Expenses. Seller hereby agrees that in addition to any costs otherwise required to be paid pursuant to the Pricing Side Letter and the other Program Agreements, Seller shall pay as and when billed by Buyer all of the reasonable out-of-pocket costs and expenses incurred by Buyer (including all reasonable and documented fees, disbursements and expenses of counsel to Buyer) in connection with the development, preparation and execution of this Amendment and all other documents prepared in connection herewith.
Section 6.Ratification. The parties hereto ratify all terms of the existing Pricing Side Letter other than those amended hereby, and ratify those provisions as amended hereby.
Section 7.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
Section 8.Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment.
Section 9.Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of

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the parties hereto may execute this Amendment by signing any such counterpart. The parties agree that this Amendment may be executed and delivered by electronic signatures and that the electronic signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability and admissibility. Delivery of an executed counterpart of this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 10.GOVERNING LAW. THIS AMENDMENT AND ANY DISPUTE, SUIT, ACTION OR PROCEEDING ARISING HEREFROM, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY).
Section 11.SUBMISSION TO JURISDICTION; WAIVERS. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY:
(q)SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, RELATING TO THIS AMENDMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN MANHATTAN, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;
(r)CONSENTS THAT ANY SUCH ACTION OR PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME; AND
(s)AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.
Section 12.WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, ARISING OUT OF OR RELATING TO THIS AMENDMENT.
Section 13.Entire Agreement. The Pricing Side Letter, as amended by this Amendment, embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and any understandings relating to the matters provided for herein, and, to the extent they conflict with the Pricing Side Letter, any disclaimers in any data tapes and other materials provided to Buyer by or on behalf of Seller unless otherwise explicitly agreed to by Buyer and Seller in such

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other materials. No alteration, waiver, amendments, or change or supplement hereto shall be binding or effective unless the same is set forth in writing by a duly authorized representative of each party hereto.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SELLER:

AOMR TRS SPE, LLC

By:
Name: Jeanine Joseph
Title: Corporate Secretary

GUARANTOR:

ANGEL OAK MORTGAGE REIT, INC.

By:
Name: Jeanine Joseph
Title: Corporate Secretary

BUYER:
[*]
By: /s/[*]
Name: [*]
Title: [*]
By: /s/[*]
Name: [*]
Title: [*]

EXHIBIT A
THE PRICING SIDE LETTER
(Attached)

Exh. A-1

CONFORMED COPY OF EXECUTION VERSION
Updated: ~~March 26~~April 22, 2026 (through Amendment No. ~~4~~5)
[*]
March 28, 2024
1AOMR TRS SPE, LLC
c/o Angel Oak Capital Advisors, LLC
~~3344 Peachtree Road NE~~980 Hammond Drive, Suite ~~1725~~200 Atlanta, Georgia ~~30326~~30328
Attention: Phil Hong
Email: allpm-wholeloans@angeloakcapital.com

Re:    Pricing Side Letter

Ladies and Gentlemen:
Reference is hereby made to, and this Pricing Side Letter (the “Pricing Side Letter”) is hereby incorporated by reference into, the Master Repurchase Agreement, dated as of March 28, 2024 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), by and among [*], as buyer (“Buyer”), AOMR TRS SPE, LLC, a Delaware limited liability company, as seller (“Seller”), and Spruce Mortgage Trust, a Delaware statutory trust, as trust subsidiary (“Trust Subsidiary”). Any capitalized term used but not defined herein shall have the meaning assigned to such term in the Repurchase Agreement.
Section 1.    Defined Terms
“Accrual Period” means, (i) with respect to any Payment Date (other than the first Payment Date), the period commencing on and including the Payment Date preceding such Payment Date and ending on and including the day preceding such Payment Date and (ii) in the case of the first Payment Date, the period commencing on the Effective Date ending on and including the day preceding such first Payment Date.
“Actual Purchase Price Percentage” means with respect to any Transaction, a percentage equal to the lesser of (i) the Purchase Price Percentage for such Transaction and (ii) a percentage designated by Seller in its sole discretion and set forth in the Confirmation for such Transaction.
“Applicable Margin” means, with respect to each category of Mortgage Loans identified in clauses (i) through (iv) of the definition of Pricing Rate, the corresponding percentages used in the applicable clause.
“Asset Value” means, for each Underlying Mortgage Loan, as of any date of determination, the least of (i) the Market Value of such Underlying Mortgage Loan as of such date of
1 See Amendment No. 5 to the Pricing Side Letter, dated as of April 22, 2026.

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determination, (ii) the Cost-Basis Value of such Underlying Mortgage Loan and (iii) 100% of the unpaid principal balance of such Underlying Mortgage Loan as of such date of determination; provided, however, that (a) any Underlying Mortgage Loan that is not an Eligible Mortgage Loan will have an Asset Value of zero ($0) Dollars and (b) any Trust Interest that is not an Eligible Trust Interest will have an Asset Value of zero ($0) Dollars.
“Base Rate” means as of any date of determination, a rate per annum equal to the greater of (i) the Prime Rate in effect on such date and (ii) the sum of (A) Federal Funds Rate in effect on such date, plus (B) fifty (50) basis points (0.50%), plus (C) the Applicable Margin. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective day of such change in the Prime Rate or the Federal Funds Rate, respectively.
“Cash Equivalents” means (a) securities with maturities of thirty (30) years or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of ninety (90) days or less from the date of acquisition and overnight bank deposits of Buyer or of any commercial bank having capital and surplus in excess of
$500,000,000, (c) repurchase obligations of Buyer or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than seven (7) days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-1 or the equivalent thereof by S&P or P-1 or the equivalent thereof by Moody’s and in either case maturing within ninety (90) days after the day of acquisition, (e) securities with maturities of ninety
(90) days or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody’s, (f) securities with maturities of ninety (90) days or less from the date of acquisition backed by standby letters of credit issued by Buyer or any commercial bank satisfying the requirements of clause (b) of this definition or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.
“Cashout Mortgage Loan” means an Underlying Mortgage Loan which was refinanced by the related Mortgagor resulting in the new LTV of such Mortgage Loan to be 5% or greater than the original LTV of such Mortgage Loan prior to such refinancing.
2“Combined LTV” means, with respect to any Underlying Mortgage Loan and any date of determination, the ratio (expressed as a percentage) as of such date of: (i) the outstanding aggregate principal amount of such Second Lien Mortgage Loan (or, with respect to any

2See Amendment No. 5 to the Pricing Side Letter, dated as of April 22, 2026.

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Second Lien Mortgage Loan which is a HELOC, the related HELOC Credit Limit) and the related First Lien Mortgage Loan to (ii) the related Current Property Value.
~~1~~3“Concentration Limit” means (a) with respect to any Specified Mortgage Loan, the Specified Mortgage Loan Concentration Limit and (b) with respect to all other Underlying Mortgage Loans, a concentration limit set forth in Schedule 1 attached hereto.
~~2~~4“Concentration Limit Holiday Period” means, with respect to each Concentration Limit and solely to the extent the aggregate outstanding Purchase Price is less than $40,000,000, the period of time commencing on the first day on which there is a breach of such Concentration Limit and ending on the first date on which the aggregate outstanding Purchase Price equals or exceeds $40,000,000.
“Cost-Basis Value” means, with respect to any Underlying Mortgage Loan, (A) Trust Subsidiary’s (or, to the extent such Underlying Mortgage Loan was acquired by a Subsidiary or Affiliate of a Seller Party, such entity’s) cost basis in connection with the acquisition thereof in an arms-length transaction with an unaffiliated third party (including any expenses incurred in connection with extinguishing a lien of current real property taxes and assessments), minus (B) any previous collections of principal actually received by Trust Subsidiary (or, to the extent such Underlying Mortgage Loan was acquired by a Subsidiary or Affiliate of a Seller Party, such entity) in respect of such Underlying Mortgage Loan.
“Draw Fee” means, with respect to any Underlying Mortgage Loan, an amount equal to $0.
“Eligible Asset” means, as the context may require, an Eligible Mortgage Loan and/or an Eligible Trust Interest.
~~3~~5“Eligible Mortgage Loan” means, (a) each Mortgage Loan meeting the criteria set forth on Schedule 1 hereto and (b) notwithstanding anything to the contrary in the Repurchase Agreement or herein, each Specified Mortgage Loan, the Asset Value of which, when added to the aggregate Asset Value of all other Specified Mortgage Loans subject to Transactions, does not cause the percentage of the aggregate Asset Value of all Specified Mortgage Loans subject to Transactions to the aggregate Asset Value of all Mortgage Loans subject to Transactions to be greater than the Specified Mortgage Loan Concentration Limit; provided, that any Mortgage Loan that would not be an Eligible Mortgage Loan solely due to a breach of an applicable Concentration Limit shall remain an Eligible Mortgage Loan during the Concentration Limit Holiday Period (if applicable).
“Eligible Trust Interest” means a Trust Interest with respect to which the representations and warranties in Schedule 1-B of the Repurchase Agreement are true and correct.

13 See Amendment No. 3 to the Pricing Side Letter, dated as of February 19, 2026. 24 See Amendment No. 1 to the Pricing Side Letter, dated as of October 25, 2024. 35 See Amendment No. 3 to the Pricing Side Letter, dated as of February 19, 2026.

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“Exit Fee” means, with respect to any Underlying Mortgage Loan subject to a Transaction under the Repurchase Agreement, an amount equal to the product of (i) 0.30% and (ii) the outstanding Purchase Price for such Underlying Mortgage Loan immediately prior to the Repurchase Date of such Underlying Mortgage Loan.
“Federal Funds Rate” means, for any day, the rate per annum (expressed, as a decimal, rounded upwards, if necessary, to the next higher 1/100 of 1%) equal to the greater of (i) the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Board on the Business Day next succeeding such day; provided, (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day, as determined by Buyer and (ii) the Floor.
“Floor” means a rate of interest equal to 0%.
“Guarantor” shall mean Angel Oak Mortgage REIT, Inc.

46“Initial Termination Date” means April ~~27~~21, ~~2026~~2028.
“Limiting Factors” means any (1) Multi-Unit Mortgage Loan or (2) any Mortgage Loan secured by a condominium.
7“LTV” means, with respect to any Mortgage Loan and any date of determination, the ratio (expressed as a percentage) as of such date of: (i) the outstanding aggregate principal amount of such Mortgage Loan (or, with respect to any Mortgage Loan which is a HELOC, the related HELOC Credit Limit) to (ii) the related Current Property Value.
~~5~~8“Market Value” means, (i) with respect to each Underlying Mortgage Loan, as of the initial Purchase Date (and, if applicable, the date of the initial Purchase Price Increase Transaction) of such Underlying Mortgage Loan and, solely with respect to each Underlying Mortgage Loan which is not identified in the following clause (ii), as of any date thereafter, the bid-side fair market value of an arms-length transaction between two consenting parties, expressed as a dollar amount, as determined by Buyer in its sole good faith discretion as of such date of determination; provided, however, that Seller shall have the option, at its sole expense, to acquire and deliver to Buyer (a) a third party valuation of any Underlying Mortgage Loan, from a third party approved by Buyer in its reasonable discretion or (b) a bona fide third party bid to purchase any Underlying Mortgage Loan if the Market Value of such Underlying Mortgage Loan as determined by Buyer in accordance with this clause (i) declined by more than 5% and results in a Margin Deficit; and (ii) solely with respect to each Underlying Mortgage Loan that is a First Lien Mortgage Loan or Second Lien Mortgage Loan that has all payments current or is less than sixty (60) Days
~~4~~6 See Amendment No. ~~4~~5 to the Pricing Side Letter, dated as of ~~March 26~~April 22, 2026.
7See Amendment No. 5 to the Pricing Side Letter, dated as of April 22, 2026.
~~5~~8 See Amendment No. 2 to the Pricing Side Letter, dated as of October 10, 2025.

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Delinquent, as of any date after the initial Purchase Date (and, if applicable, the date of the initial Purchase Price Increase Transaction) of such First Lien Mortgage Loan or Second Lien Mortgage Loan, as applicable, the product of (a) the difference between (1) the ratio of (A) the Market Value of such First Lien Mortgage Loan or Second Lien Mortgage Loan, as applicable, as of the prior date of determination to (B) the unpaid principal balance of such First Lien Mortgage Loan or Second Lien Mortgage Loan, as applicable, as of the prior date of determination and (2) the product of (A) the Underlying Mortgage Loan’s Duration and
(B) any change in the applicable interest rate since the prior date of determination as calculated using the Treasury Curve Reference Rate and (b) the unpaid principal balance of such First Lien Mortgage Loan or Second Lien Mortgage Loan, as applicable, as of such date of determination. Each Seller Party acknowledges that Buyer’s determination of Market Value is for the limited purpose of determining the value of the Underlying Mortgage Loans that are subject to Transactions under the Repurchase Agreement without the ability to perform customary purchaser’s due diligence and is not necessarily equivalent to a determination of the fair market value of such assets achieved by obtaining competing bids in an orderly market in which the originator/servicer is not in default under a revolving debt facility and the bidders have adequate opportunity to perform customary loan and servicing due diligence.
“Maximum Aggregate Purchase Price” means $250,000,000.
“Multi-Unit Mortgage Loan” means an Underlying Mortgage Loan, the related Mortgaged Property of which is secured by 2-4 units in a residential dwelling.
“Net Operating Income” or “NOI” shall mean net operating income for a Mortgaged Property for the specified period, and generally consists of revenue derived from the use and operation of the Mortgaged Property, consisting primarily of rental income, less the sum of (a) operating expenses (such as utilities, administrative expenses, management fees and advertising) and (b) fixed expenses, such as insurance, real estate taxes and, if applicable, ground lease payments, which Net Operating Income may be adjusted by Buyer, in its sole discretion. For the sake of clarity, Net Operating Income generally does not reflect (i.e. it does not deduct for) capital expenditures, including tenant improvement costs and leasing commissions, interest expenses and non-cash items such as depreciation and amortization.
“Non-Agency Mortgage Loan” means each of (i) Non-Agency 660+ Loans, (ii) Non-Agency Prime Loans, and (iii) Non-Agency Low FICO Mortgage Loans.
“Non-Warrantable Condominium” means any condominium unit or planned unit development that does not conform with the applicable Fannie Mae and Freddie Mac requirements regarding such condominiums.
“Non-Warrantable Condominium Loan” means an Underlying Loan the related Mortgaged Property of which is a Non-Warrantable Condominium.
“Post Default Rate” means the Pricing Rate plus 3%.

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~~6~~9“Pricing Rate” means, with respect to any Underlying Mortgage Loan that is (i) a Non-Agency Mortgage Loan that (A) has all payments current or is less than sixty (60) Days Delinquent and(B) subject to a Transaction under the Repurchase Agreement for less than six (6) months, the related Benchmark plus ~~1.65~~1.50%, (ii) a Non-Agency Mortgage Loan that (A) has all payments current or is less than sixty (60) Days Delinquent and (B) subject to a Transaction under the Repurchase Agreement for six (6) months or more, the related Benchmark plus 1.90%, (iii) a Second Lien Mortgage Loan or a HELOC, (A) subject to a Transaction under the Repurchase Agreement for less than six (6) months, the related Benchmark plus 1.75% and (B) subject to a Transaction under the Repurchase Agreement for six (6) months or more, the related Benchmark plus 1.90%, and (iv) a Specified Mortgage Loan, the related Benchmark plus 2.10%; provided, however, with respect to any Mortgage Loan that is sixty (60) or more Days Delinquent, the otherwise applicable Pricing Rate shall increase by 0.50%; provided, further, that the Pricing Rate shall be equal to the Base Rate to the extent provided in Section 40(e) of the Repurchase Agreement.
“Prime Rate” means the greater of (i) the rate of interest quoted in The Wall Street Journal, Money Rates Section as the “Prime Rate” as in effect from time to time and (ii) the Floor. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Buyer may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.
~~7~~10“Purchase Price Percentage” means, with respect to each Underlying Mortgage Loan that is (i) a Non-Agency Loan, 92%; (ii) a Second Lien Mortgage Loan~~, 80~~ or a HELOC, 90%; (iii) a Specified Mortgage Loan, 80%; and (iv) an Underlying Mortgage Loan (other than a Mortgage Loan described in the preceding clause (ii)) that is sixty (60) or more Days Delinquent, 70%; provided, however, that the applicable Purchase Price Percentage with respect to an Underlying Mortgage Loan that is subject to a transaction for twelve (12) months or longer shall decrease by five percent (5%). For the avoidance of doubt, regardless of whether an Underlying Mortgage Loan is subject to a forbearance or deferral, such Underlying Mortgage Loan will be considered delinquent if the Mortgagor fails to make a monthly payment prior to the close of business on the day that immediately precedes the due date on which the next monthly payment is due in accordance with the MBA Method of Delinquency.
“Securitization” means any securitization or other similar public or private pass-through disposition of, or issuance of securities secured by Mortgage Loans and/or REO properties.
“Seller Underwriting Guideline Summary” means the underwriting guideline summary attached hereto as Schedule 2, which underwriting guideline summary shall not be amended, restated, modified or otherwise supplemented without the prior consent of Buyer.

69 See Amendment No. ~~3~~5 to the Pricing Side Letter, dated as of ~~February 19~~April 22, 2026.
710 See Amendment No. ~~3~~5 to the Pricing Side Letter, dated as of ~~February 19~~April 22, 2026.

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~~8~~11“Seller Provided Diligence Package” means, with respect to each Mortgage Loan proposed to be acquired by Trust Subsidiary and subject to a Transaction (other than a Specified Mortgage Loan), information provided by a Seller Party to Buyer (in an electronic format reasonably acceptable to Buyer) related to each such Mortgage Loan which includes
(i) data related to such Mortgage Loans made available by the owner of such Mortgage Loans prior to a Seller Party’s acquisition, as part of the sale process of such Mortgage Loans, and (ii) the final purchase agreement, if any, through which a Seller Party or its related Affiliates thereof have obtained ownership of such Mortgage Loans from a third party. Such data and information shall include:
i.credit, collateral (property valuation), and compliance due diligence review (including grades) from an approved due diligence vendor;
ii.servicing history review, identifying servicing issues and key notes;
iii.payment history;
iv.credit review;
v.title exceptions and lien searches;
vi.credit files upon Buyer’s request;
vii.custodial exception report; and
viii.any appraisals and broker price opinions (BPOs).
“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.
“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).
~~9~~12“Specified Mortgage Loan” shall mean each Underlying Mortgage Loan, the loan identification number of which is, identified on Schedule 3 attached hereto and which is identified as such in any Asset Schedule delivered by Seller under the Repurchase Agreement.
~~10~~13“Specified Mortgage Loan Concentration Limit” shall mean 30%.
“Termination Date” means the earlier to occur of (i) Initial Termination Date, or (ii) the Accelerated Repurchase Date, provided, however, that Buyer may also terminate the Repurchase Agreement upon twelve (12) months’ prior written notice to Seller.
“Term SOFR” means, for any calculation on any day, the Term SOFR Reference Rate on the day (such day, the “Periodic Term SOFR Determination Date”) that is two (2) U.S. Government Securities Business Days prior to the first day of the applicable Accrual Period,
811 See Amendment No. 3 to the Pricing Side Letter, dated as of February 19, 2026. 912 See Amendment No. 3 to the Pricing Side Letter, dated as of February 19, 2026. ~~10~~13 See Amendment No. 3 to the Pricing Side Letter, dated as of February 19, 2026.

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as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Date the Term SOFR Reference Rate has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Date; provided further, that if Term SOFR determined as provided above (including pursuant to the proviso above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor.
“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by Buyer in its reasonable discretion).
“Term SOFR Reference Rate” means the forward-looking term rate for a one month tenor based on SOFR.
~~11~~14“Treasury Curve Reference Rate” means, the published U.S. Treasury securities interpolated I-curve, as determined by the Buyer, in its sole and absolute discretion, based on the rate found on the Bloomberg page “BBG GC I25”.
~~12~~15“Underlying Mortgage Loan’s Duration” means, the initial duration period listed on the Transaction Request, and thereafter the duration as adjusted by the Buyer, in its sole discretion, (i) on each monthly anniversary of the related Purchase Date or (ii) upon any repayment of any portion of the related Purchase Price with respect to such Transaction.
Section 2.    Draw Fee.
On the Purchase Date on which any Underlying Mortgage Loan becomes subject to a Transaction, Seller shall pay to Buyer the applicable Draw Fee for such Underlying Mortgage Loan.
Section 3.    Exit Fees.
Seller hereby agrees to pay to Buyer an amount equal to the Exit Fee for each Underlying Mortgage Loan that shall have been subject to a Transaction under the Repurchase Agreement and that is repurchased prior to the Termination Date for inclusion in another asset finance facility or a Securitization. Seller further agrees that the Exit Fee for each Underlying Mortgage Loan shall be both fully earned and nonrefundable as of the Accelerated Repurchase Date for such Underlying Mortgage Loan and shall be in addition to any other fees, costs and expenses payable pursuant to the Program Agreements.
~~11~~14 See Amendment No. 2 to the Pricing Side Letter, dated as of October 10, 2025.
~~12~~ 15See Amendment No. 2 to the Pricing Side Letter, dated as of October 10, 2025.

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Notwithstanding the foregoing or anything to the contrary contained herein or in any other Program Agreement, no Exit Fee shall be payable in connection with (i) repurchases (and transfers out of Trust Subsidiary) of Underlying Mortgage Loans that are not Eligible Mortgage Loans, (ii) repurchases (and transfers out of Trust Subsidiary) of Underlying Mortgage Loans in connection with sales to third parties and any prepayments or repayments of Underlying Mortgage Loans by Mortgagors, (iii) payments or repurchases (and transfers out of Trust Subsidiary) of Underlying Mortgage Loans related to Margin Calls, (iv) repurchases (and transfers out of Trust Subsidiary) due to Regulatory Capital Events, (v) repurchases (and transfers out of Trust Subsidiary) due to breaches of representations or warranties in accordance with Section 13.c of the Repurchase Agreement, (vi) repurchases (and transfers out of Trust Subsidiary) made in the ordinary course on the Termination Date or (vii) repurchases (and transfers out of Trust Subsidiary) of Underlying Mortgage Loans advanced for zero dollars.
Section 4.    Binding Effect; Governing Law; Jurisdiction; Waiver of Jury Trial.
(a)This Pricing Side Letter shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Seller acknowledges that the obligations of Buyer hereunder or otherwise are not the subject of any guaranty by, or recourse to, any direct or indirect parent or other Affiliate of Buyer.
(b)THIS PRICING SIDE LETTER AND ANY DISPUTE, SUIT, ACTION OR PROCEEDING ARISING HEREFROM, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY).
(c)EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY:
(i)SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, RELATING TO THIS PRICING SIDE LETTER, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN MANHATTAN, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

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(ii)CONSENTS THAT ANY SUCH ACTION OR PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME; AND
(iii)AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.
(d)EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, ARISING OUT OF OR RELATING TO THIS PRICING SIDE LETTER.
Section 5.    Counterparts; Electronic Signatures.
This Pricing Side Letter may be executed in one or more counterparts (which may be delivered electronically), each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. The words “execution,” signed,” “signature,” and words of like import in this Pricing Side Letter or in any other certificate, agreement or document related to this Pricing Side Letter shall include images of manually executed signatures transmitted by electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. Each of the parties hereto agrees that the transaction consisting of this Pricing Side Letter may be conducted by electronic means. Each party agrees, and acknowledges that it is such party’s intent, that if such party signs this Pricing Side Letter using an electronic signature, it is signing, adopting, and accepting this agreement and that signing this Pricing Side Letter using an electronic signature is the legal equivalent of having placed its handwritten signature on this Pricing Side Letter on paper. Each party

10

acknowledges that it is being provided with an electronic or paper copy of this Pricing Side Letter in a usable format.

[Signature Pages Follow]

11

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized on the date first above written.

AOMR TRS SPE, LLC, as Seller

By:      Name:      Title:

ANGEL OAK MORTGAGE REIT, INC., as
Guarantor

By:      Name:      Title:

[*], as
Buyer

By:      Name:      Title:

By:      Name:      Title:

SCHEDULE 1
ELIGIBLE MORTGAGE LOAN CRITERIA

As set forth in the Repurchase Agreement, Buyer will have the right to perform due diligence (prior to purchase under the Repurchase Agreement) on each individual Mortgage Loan proposed to be acquired by Trust Subsidiary and subject to a Transaction under the Repurchase Agreement to confirm that such Mortgage Loan satisfies the Eligibility Criteria set forth below (which shall be determined by Buyer in its sole and absolute discretion):
1. 16With respect to each Mortgage Loan, such Mortgage Loan conforms to the underwriting, documentation and portfolio purchase guidelines for Seller Parties, as set forth in the applicable Seller Underwriting Guideline Summary attached hereto as Schedule 2;
2.With respect to each Mortgage Loan, such Mortgage Loan satisfies the applicable representations and warranties set forth in Schedule 1-A to the Repurchase Agreement;
3.With respect to each Mortgage Loan, such Mortgage Loan is a secured by a First Lien or Second Lien priority mortgage, as applicable, or deed of trust on a fee simple basis with respect to a Mortgaged Property that is a one-to-four family real estate property located in the United States;
4.With respect to each Mortgage Loan, such Mortgage Loan, is evidenced by sufficient legal documentation necessary to secure a first or second priority security interest, as applicable, in the subject property in possession of the Custodian (or the related Servicer or foreclosure attorney/trustee, as Buyer’s bailee, for purposes of workout or foreclosure), lender’s title insurance and a recent third-party valuation obtained in accordance with the definition of Current Property Value;
5.With respect to each Mortgage Loan, such Mortgage Loan has been acquired by Trust Subsidiary and legal title thereto is wholly owned by Trust Subsidiary;
6.With respect to each Mortgage Loan, the related Asset File is in the possession of the Custodian and such Asset File has no material exceptions, which exception has not been cured within ten (10) Business Days of receipt of notice from Buyer thereof, unless otherwise waived by Buyer;
7.With respect to each Mortgage Loan, such Mortgage Loan was acquired from an Approved Originator; and
8.With respect to each Mortgage Loan, such Mortgage Loan has not been subject to repurchase by a Seller Party or any Affiliate thereof after previously being sold to any other Person.
The following are excluded from the definition of Eligible Mortgage Loans unless otherwise approved by Buyer in its sole and absolute discretion:

16 See Amendment No. 5 to the Pricing Side Letter, dated as of April 22, 2026.

1. 17(a) Any Mortgage Loan (other than any Second Lien Mortgage Loan and any HELOC) that has an original principal balance greater than $3,000,000 or less than
$50,000. and (b) any Second Lien Mortgage Loan and any HELOC that has an original principal balance greater than $750,000 or less than $10,000;
2.Any Mortgage Loan in a geographic area in which a Governmental Authority (a) has exercised eminent domain with respect to residential mortgage loans or residential foreclosure properties or (b) has implemented other measures that provide materially burdensome restrictions on the ability of the holders of mortgage loans or owners of residential foreclosure properties to pursue their respective legal remedies with respect to such residential mortgage loan or residential foreclosure properties upon a borrower default, as applicable;
3.Any Mortgage Loan deemed to be uncollectible or “charged off” in accordance with the normal business practices of Seller Parties or any of their Affiliates or Subsidiaries.
4.Any Mortgage Loan that was adversely selected by a Seller Party for Buyer.
5.Any Underlying Mortgage Loan secured by property types other than one-to-four family real estate located in the United States on a fee simple basis.
6.Any Mortgage Loan that is subject to a Servicing Agreement with respect to any servicer or subservicer, as applicable, that has not been approved by Buyer in its sole good faith discretion.
7.Any Mortgage Loan, the Mortgaged Property of which is condemned or deemed uninhabitable or unfit for use, or prohibited for use, by a Governmental Authority;
8.Any Mortgage Loan located in the state of California, the Asset Value of which, when added to the Asset Values of all other Mortgage Loans subject to Transactions that are located in the state of California causes the percentage of the Asset Value of all Mortgage Loans subject to Transactions that are located in the state of California to the Asset Value of all Mortgage Loans subject to Transactions to be greater than 50%;
9.Any Mortgage Loan located in the state of Georgia, the Asset Value of which, when added to the Asset Values of all other Mortgage Loans subject to Transactions that are located in the state of Georgia causes the percentage of the Asset Value of all Mortgage Loans subject to Transactions that are located in the state of Georgia to the Asset Value of all Mortgage Loans subject to Transactions to be greater than 35%;
10.Any Mortgage Loan located in the state of Florida, the Asset Value of which, when added to the Asset Values of all other Mortgage Loans subject to Transactions that are located in the state of Florida causes the percentage of the Asset Value of all Mortgage Loans subject to Transactions that are located in the state of Florida to the Asset Value of all Mortgage Loans subject to Transactions to be greater than 35%;
11.Any Mortgage Loan located in any one state (other than California, Georgia or Florida) of the United States, the Asset Value of which, when added to the Asset

17 See Amendment No. 5 to the Pricing Side Letter, dated as of April 22, 2026.

Values of all other Mortgage Loans subject to Transactions that are located in the same state causes the percentage of the Asset Value of all Mortgage Loans subject to Transactions that are located in the same state to the Asset Value of all Mortgage Loans subject to Transactions to be greater than 25%;
12.Any Mortgage Loan in which Seller does not have a full and undivided interest without any portion of such Mortgage Loan having been previously sold or pledged under, any other warehouse, securitization or other secured asset-based credit facility with any other lender or issuer;
13.Any Mortgage Loan not in compliance with federal or applicable local law or regulations, or deemed to be a High Cost Mortgage Loan or a “Section 32” Mortgage Loan;
14.Any REO Property;
15.Any Mortgage Loan originated after January 10, 2014 that does not comply with the Ability-to-Repay Rule and 12 CFR. 1026.43(e);
16.Any Mortgage Loan encumbered by a Homeowner Association (“HOA”) assessment lien;
17.Any Mortgage Loan which is an Early Pay Default Mortgage Loan.
18.Any Mortgage Loan with an LTV greater than 95%;
19.Any Mortgage Loan that is sixty (60) or more Days Delinquent subject to a Transaction under the Repurchase Agreement for twelve (12) months or longer from the date that is the later of (i) the Purchase Date and (ii) the date that such loan initially becomes sixty (60) or more Days Delinquent;
20.Any Mortgage Loan that is thirty (30) or more Days Delinquent, the Asset Value of which, when added to the Asset Values of all other Mortgage Loans that are thirty
(30) or more Days Delinquent subject to Transactions causes the percentage of the Asset Value of all Mortgage Loans that are 30 or more Days Delinquent to the Asset Value of all Mortgage Loans subject to Transactions to be greater than 15%;
21.Any Mortgage Loan that is sixty (60) or more Days Delinquent, the Asset Value of which, when added to the Asset Values of all other Mortgage Loans that are sixty
(60) or more Days Delinquent subject to Transactions causes the percentage of the Asset Value of all Mortgage Loans that are sixty (60) or more Days Delinquent to the Asset Value of all Mortgage Loans subject to Transactions to be greater than 10%;
22. ~~13~~18Any Second Lien Mortgage Loan or HELOC that is, in either case, equal to or greater than thirty (30) but less than sixty (60) Days Delinquent, the Asset Value of which, when added to the Asset Values of all other Second Lien Mortgage Loans and HELOCs that are, in each case, equal to or greater than thirty (30) but less than sixty
(60) Days Delinquent and are subject to Transactions causes the percentage of the Asset Value of all Second Lien Mortgage Loans and HELOCs that are, in each case, equal to or greater than thirty (30) but less than sixty (60) Days Delinquent to the Asset Value of all Mortgage Loans subject to Transactions to be greater than 5%;

~~13~~18 See Amendment No. ~~1~~5 to the Pricing Side Letter, dated as of ~~October 25~~April 22, ~~2024~~2026.

23. ~~14~~19Any Mortgage Loan where the related Mortgagor had a FICO score less than 660 at the time of origination, the Asset Value of which, when added to the Asset Values of all other Mortgage Loans subject to Transactions where the related Mortgagor had a FICO score less than 660 at the time of origination causes the percentage of the Asset Value of all Mortgage Loans subject to Transactions where the related Mortgagor had a FICO score less than 660 at the time of origination to the Asset Value of all Mortgage Loans subject to Transactions to be greater than 15%;
24.Any Mortgage Loan, the mortgage documents of which have either (i) not been delivered to Custodian or (ii) have been released from the possession of the Custodian in accordance with the terms and provisions of the Custodial Agreement to a Seller or an Affiliate for a period in excess of twenty (20) calendar days without the Custodian’s receipt of an Attorney Bailee Letter;
25. 20Any Cashout Mortgage Loan (other than any Second Lien Mortgage Loan and any HELOC), the Asset Value of which, when added to the Asset Values of all other Cashout Mortgage Loans (other than Second Lien Mortgage Loans and HELOCs) subject to Transactions causes the percentage of the aggregate Asset Value of all Cashout Mortgage Loans ~~to the~~(other than Second Lien Mortgage Loans and HELOCs) to the aggregate Asset Value of all Mortgage Loans subject to Transactions to be greater than 35%;
26.Any Mortgage Loan subject to one or more Limiting Factors, the Asset Value of which, when added to the Asset Values of all other Mortgage Loans subject to one or more Limiting Factors subject to Transactions causes the percentage of the Asset Value of all Mortgage Loans subject to one or more Limiting Factors to the Asset Value of all Mortgage Loans subject to Transactions to be greater than 20%;
27.Any Mortgage Loan with original principal balance greater than $1,500,000, the Asset Value of which, when added to the Asset Values of all other Mortgage Loans with original principal balances greater than $1,500,000 subject to Transactions causes the percentage of the Asset Value of all Mortgage Loans with original principal balances greater than $1,500,000 to the Asset Value of all Mortgage Loans subject to Transactions to be greater than 25%;
28. 21Any Mortgage Loan (other than any Second Lien Mortgage Loan and any HELOC) with original principal balance greater than $50,000 but less than $100,000, the Asset Value of which, when added to the Asset Values of all other Mortgage Loans (other than Second Lien Mortgage Loans and HELOCs) with original principal balances greater than $50,000 but less than $100,000 subject to Transactions causes the percentage of the aggregate Asset Value of all Mortgage Loans (other than Second Lien Mortgage Loans and HELOCs) with original principal balances greater than $50,000 but less than $100,000 to the ~~original principal~~

~~14~~19 See Amendment No. 2 to the Pricing Side Letter, dated as of October 10, 2025.
20See Amendment No. 5 to the Pricing Side Letter, dated as of April 22, 2026.
21See Amendment No. 5 to the Pricing Side Letter, dated as of April 22, 2026.

~~balance~~aggregate Asset Value of all Mortgage Loans subject to Transactions to be greater than 5%;
29.Any Mortgage Loan with an LTV greater than 80%, the Asset Value of which, when added to the Asset Values of all other Mortgage Loans with an LTV greater than 80% subject to Transactions causes the percentage of the Asset Value of all Mortgage Loans with an LTV greater than 80% to the Asset Value of all Mortgage Loans subject to Transactions to be greater than 35%;
30.Any Mortgage Loan with an LTV greater than 90%, the Asset Value of which, when added to the Asset Values of all other Mortgage Loans with an LTV greater than 90% subject to Transactions causes the percentage of the Asset Value of all Mortgage Loans with an LTV greater than 90% to the Asset Value of all Mortgage Loans subject to Transactions to be greater than 5%;
31. ~~15~~22Other than with respect to any HELOCs and any Business Purpose Mortgage Loans, any Mortgage Loan that provides for negative amortization, that is a reverse mortgage loan or that contains a penalty for the prepayment of the Mortgage Loan by the related Mortgagor;
32.Any Mortgage Loan that contains a Current Property Value valuation, with respect to which the related valuation date is: (i) dated more than three (3) months prior to its related Purchase Date under the Repurchase Agreement; or (ii) as of any date of determination after the related Purchase Date under the Repurchase Agreement, dated more than twelve (12) months prior to such date of determination;
33. 23Any Mortgage Loan which is a Non-Warrantable Condominium Loan;, the Asset Value of which, when added to the Asset Values of all other Non-Warrantable Condominium Loans subject to Transactions causes the percentage of the aggregate Asset Value of all Non-Warrantable Condominium Loans to the aggregate Asset Value of all Mortgage Loans subject to Transactions to be greater than 10%;
34. ~~16~~24Any Mortgage Loan the servicing of which is not transferred to, and successfully onboarded by, the related Subservicer within forty-five (45) days of the related Purchase Date
35. ~~17~~25Any Second Lien Mortgage Loan or HELOC, with an original principal balance less than $50,000, the Asset Value of which, when added to the aggregate Asset Values of all other Second Lien Mortgage Loans and HELOCs with original principal balances less than $50,000 subject to Transactions causes the percentage of the aggregate Asset Value of all Second Lien Mortgage Loans and HELOCs with original principal balances less than $50,000 subject to Transactions to the aggregate Asset

~~15~~22 See Amendment No. ~~1~~5 to the Pricing Side Letter, dated as of ~~October 25~~April 22, ~~2024~~2026.
23See Amendment No. 5 to the Pricing Side Letter, dated as of April 22, 2026.
~~16~~24 See Amendment No. 1 to the Pricing Side Letter, dated as of October 25, 2024.
~~17~~25 See Amendment No. ~~2~~5 to the Pricing Side Letter, dated as of ~~October 10~~April 22, ~~2025~~2026.

Value of all Mortgage Loans subject to Transactions to be greater than
~~$50,000,000~~15%; and
36. ~~18~~26Any Second Lien Mortgage Loan or HELOC which is sixty (60) or more Days Delinquent; and
37. ~~19~~27Any Mortgage Loan which is a CRE Bridge Mortgage Loan, an RTL Mortgage Loan or an SBC Mortgage Loan.

~~18~~26 See Amendment No. ~~2~~5 to the Pricing Side Letter, dated as of ~~October 10~~April 22, ~~2025~~2026.
~~19~~27 See Amendment No. 1 to the Pricing Side Letter, dated as of October 25, 2024.

SCHEDULE 2
SELLER UNDERWRITING GUIDELINE SUMMARY

(Attached)

28SELLER UNDERWRITING GUIDELINE SUMMARY (HELOCs)

(Attached)

28 See Amendment No. 5 to the Pricing Side Letter, dated as of April 22, 2026.

~~20~~29SCHEDULE 3
SPECIFIED MORTGAGE LOANS

2024-42
2025-69
2025-62
2024-49
2025-7
2025-8
2025-12540
2025-61
2025-70
2025-71
2025-64
2025-25403
2025-42
2024-107

~~20~~29 See Amendment No. 3 to the Pricing Side Letter, dated as of February 19, 2026.

Sched. ~~3-~~2-1

EXHIBIT B
SELLER UNDERWRITING GUIDELINE SUMMARY (HELOCS)
[*]